UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2019

VERISIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of
Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

12061 Bluemont Way, Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)
(703) 948-3200
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VRSN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 23, 2019, VeriSign, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). At the 2019 Annual Meeting, the Company’s stockholders voted on four proposals as described below.
Proposal No. 1 – Election of Directors
The Company’s stockholders elected the nominees listed below as directors of the Company, each to serve until the Company's next annual meeting of stockholders, or until a successor has been elected and qualified or until the director’s earlier resignation or removal. The voting results were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
D. James Bidzos	91,596,674	1,579,863	2,162,689	6,720,934
Kathleen A. Cote	88,308,483	6,993,854	36,889	6,720,934
Thomas F. Frist III	93,985,856	1,313,212	40,158	6,720,934
Jamie S. Gorelick	93,863,323	1,438,394	37,509	6,720,934
Roger H. Moore	90,093,214	5,205,525	40,487	6,720,934
Louis A. Simpson	91,264,476	4,033,756	40,994	6,720,934
Timothy Tomlinson	90,289,513	5,008,545	41,168	6,720,934
Proposal No. 2 – To Approve, on a Non-Binding, Advisory Basis, the Company’s Executive Compensation
The Company’s stockholders approved, on a non-binding, advisory basis, the Company’s executive compensation. The voting results were as follows:

For:	91,724,728
Against:	3,262,580
Abstain:	351,918
Broker Non-Votes:	6,720,934
Proposal No. 3 – Ratification of the Selection of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The voting results were as follows:

For:	99,017,796
Against:	2,987,992
Abstain:	54,372
Broker Non-Votes:	0
Proposal No. 4 – Stockholder Proposal Requesting that the Board of Directors Adopt an Independent Chair Policy
The Company’s stockholders did not approve a stockholder proposal requesting that the Company's Board of Directors (the “Board”) adopt a policy that requires the Chair of the Board to be an independent member of the Board. The voting results were as follows:

For:	22,765,447
Against:	69,502,717
Abstain:	3,071,062
Broker Non-Votes:	6,720,934

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: May 23, 2019	By:	/s/ Thomas C. Indelicarto
Thomas C. Indelicarto
Executive Vice President, General Counsel and Secretary